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                                                                    EXHIBIT 23.4




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Form S-4 Registration Statement of our report dated November 30, 1995 included herein for the year ended June 30, 1995 and for the period from inception (August 22, 1989) to June 30, 1995 and to all references to our Firm included in this Form S-4 Registration Statement.


/s/ ARTHUR ANDERSEN
Philadelphia, Pa.,
 February 20, 1997